SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     March 27, 2003

ANTEX BIOLOGICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20988 (Commission File Number)	52-1563899 (IRS Employer Identification No.)

300 Professional Drive Gaithersburg, Maryland 20879 (Address of Principal Executive Offices) (Zip Code)

(301) 590-0129 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 3.     Bankruptcy or Receivership.

     On March 27, 2003, Antex Biologics Inc. (“Antex”), along with its wholly-owned subsidiary Antex Pharma Inc. (collectively, the “Company”), filed a petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Maryland (the “Petition”).

     Under the current circumstances, the Company does not have the financial resources to complete the audit of its financial statements for the year ended December 31, 2002. Accordingly, the Company does not expect to file its Annual Report on Form 10-KSB with the Securities and Exchange Commission.

     A copy of the press release of Antex announcing the filing of the Petition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

          The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Antex Biologics Inc. Press Release, dated March 27, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTEX BIOLOGICS INC. (Registrant)

By:	/s/ Jeffrey V. Pirone Jeffrey V. Pirone Executive Vice President and Chief Financial Officer

Date:	March 28, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Antex Biologics Inc. Press Release, dated March 27, 2003